Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables.
Trade and other receivables
9.	Trade and other receivables

The trade and other receivables are composed of receivables which are detailed below:

	At December 31,
(in thousands of $)	2023	2022	2021
Trade receivable	$417,994	$241,228	$28,058
Interest receivable	13,126	12,918	1,325
Tax receivables	63,605	20,526	7,974
Other receivable	1,962	1,025	864
Total trade and other receivables	$496,687	$275,697	$38,221

The carrying amounts of trade and other receivables approximate their respective fair values. On December 31, 2023, 2022 and 2021, we did not have any provision for expected credit losses.

Please also refer to Note 26 for more information on the financial risk management.